Exhibit 10.10(i)

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

690 E. Middlefield Road Fee, LLC

c/o Dostart Development Company, LLC

145 Addison Avenue

Palo Alto, CA 94301

May 9, 2012

SYNOPSYS, INC.

700 E. Middlefield Road

Mountain View, CA 94043

Attn: Vice President, Real Estate and Facilities

Re:	Lease Agreement dated October 14, 2011 by and between 690 E. Middlefield Road Fee. LLC, as Lessor, and Synopsys, LLC, as Lessee, concerning that certain real property located at 690 E. Middlefield Road, Mountain View, California 94043

Gentlemen:

Reference is made to that certain Lease Agreement (the “Lease”) dated as of October 14, 2011 by and between 690 E. Middlefield Road Fee, LLC, a Delaware limited liability company (the “Prior Landlord”) and Synopsys, Inc., a Delaware corporation (the “Tenant”), concerning that certain real property located at 690 E. Middlefield Road, Mountain View, California (the “Premises”). This letter shall constitute notice to you that the Prior Landlord recently sold the Premises (the “Transaction”) to KR 690 Middlefield, LLC, a Delaware limited liability company (the “Purchaser”). Please note that, in connection with the Transaction, the Lease has been assigned by the Prior Landlord to the Purchaser.

You are hereby directed to make all future payments of rent and other sums due under the Lease directly to KR 690 Middlefield, LLC. Accordingly, commencing immediately, rent and all other sums due under the Lease should be paid as follows:

(A) If paying by check, money order or other instrument, please mail such items to the following address:

KR 690 Middlefield, LLC

c/o Kilroy Realty, L.P.

12200 West Olympic Blvd., Suite 200

Los Angeles, CA 90064

(B) If paying by wire transfer, such amounts are to be transferred by wire to the following account:

•	Beneficiary Bank:

Union Bank

445 S. Figueroa Street,

Los Angeles, California 90071-1602

Synopsys, Inc.

May 9, 2012

•	ABA Number: [*]

•	Beneficiary Account Holder: Kilroy Realty LP

•	Beneficiary Account Number: [*]

•	Upon wiring, please send email notification of the same to: Cmallaber@kilroyrealty.com

All payments under the Lease must be delivered to the above referenced account no later than the day on which such amounts are due pursuant to the terms of the lease.

Effective as of the date of this letter, any notices to Landlord under the Lease must be sent, transmitted, or delivered, as the case may be, to the following addresses:

KR 690 Middlefield, LLC

c/o Kilroy Realty, L.P.

12200 West Olympic Boulevard, Suite 200

Los Angeles, California 90064

Attention: Legal Department

with copies to:

Kilroy Realty Corporation

4400 Bohannon Drive

Building Management Office, Suite 240

Menlo Park, California 94025

Attention: Property Manager

and

Kilroy Realty Corporation

100 First Street

Office of the Building, Suite 250

San Francisco, California 94105

Attention: Asset Manager

and

Allen Matkins Leck Gamble Mallory & Natsis LLP

1901 Avenue of the Stars, Suite 1800

Los Angeles, California 90067

Attention: Anton N. Natsis, Esq.

As part of the Transaction, the letter of credit held by the Prior Landlord with respect to the Lease has been transferred to, and the Prior Landlord’s obligations with respect to such letter of credit have been assumed by the Purchaser as of the date of this letter. Any and all

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

Synopsys, Inc.

May 9, 2012

payments of rent (or other sums due under the Lease) hereafter paid to any party other than the Purchaser shall not relieve you of the obligation of making said payment to the Purchaser.

Sincerely,

PRIOR LANDLORD:

690 E. MIDDLEFIELD ROAD FEE, LLC, a Delaware limited liability company

By:	DDC Rock 690 E. Middlefield, LLC, a Delaware limited liability company, Its Sole Member

	By:	DDC 690 E. Middlefield Road Associates, LLC, a Delaware limited liability company, Its Manager

By:	/s/ Mollie Ricker
Name:	Mollie Ricker
Title:	Authorized Representative

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.